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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2008

                                 POLONIA BANCORP
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                  0- 52267           41-2224099
         -------------                  --------           ----------
(State or other jurisdiction of       (Commission         (IRS Employer
incorporation or organization)        File Number)      Identification No.)

     3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006
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               (Address of principal executive offices) (Zip Code)

                                 (215) 938-8800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

         On September 16, 2008, the Board of Directors of Polonia Bancorp (the "Company") appointed Timothy G. O'Shaughnessy to the Board of Directors of the Company. No determination has been made with respect to Mr. O'Shaughnessy's appointment to committees of the Board of Directors. The Board of Directors did not select Mr. O'Shaughnessy pursuant to any arrangements or understandings between Mr. O'Shaughnessy and the Company or any other person. There are no material transactions between Mr. O'Shaughnessy and the Company or any other person.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: September 22, 2008               By: Paul D. Rutkowski
                                           -------------------------------------
                                           Paul D. Rutkowski
                                           Chief Financial Officer and Treasurer